UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2010

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 125, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(281) 618-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Reference is made to Item 1 of Amendment No. 3 to the Registration Statement on Form 8-A of Southwestern Energy Company (the “Company”) filed with the Securities and Exchange Commission on April 9, 2009 relating to the Second Amended and Restated Rights Agreement (the “Rights Agreement”), dated as of April 9, 2009, between the Company and Computershare Trust Company, N.A. (the “Rights Agent”).

On February 25, 2010, the Company and the Rights Agent entered into an amendment (the “Amendment”) to the Rights Agreement, to be effective on February 26, 2010.  Pursuant to the Amendment, the Final Expiration Date of the Rights (each as defined in the Rights Agreement) was advanced from April 8, 2019 to February 26, 2010.  As a result of the Amendment, as of 5:00 P.M., New York City time, on February 26, 2010, the Rights will no longer be outstanding and will not be exercisable and the Rights Agreement will be terminated and of no further force and effect.

The Amendment is filed as Exhibit 4.1 to this Current Report on Form 8-K, which is incorporated herein by reference.  The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.  A copy of the Company’s press release announcing the Board of Director’s approval of the Amendment is attached hereto as Exhibit 99.1.

Section 3 – Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders.

See the information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K, which is incorporated by reference into this Item 3.03.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

On February 24, 2010, the Board of Directors amended and restated the Company’s Bylaws.  The only change effected by the adoption of the amended and restated Bylaws (the “Amended and Restated Bylaws”) was to amend Article III, Section 3.1 of the Bylaws to add the director resignation policy included in the Company’s newly revised Corporate Governance Guidelines that were also approved by the Board of Directors on February 24, 2010.  Pursuant to the Amended and Restated Bylaws and the revised Corporate Governance Guidelines, a nominee for director in an uncontested election who receives a greater number of votes “withheld” from his or her election than votes “for” such election is now required to submit an offer of resignation. The Amended and Restated Bylaws are filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.  The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1

Amended and Restated Bylaws of Southwestern Energy Company Effective as of February 24, 2010 (Incorporated by reference to Exhibit 3.2 to Registrant's Annual Report on Form 10-K (Commission File No. 1-08246) for the year ended December 31, 2009, filed on February 25, 2010).

4.1	First Amendment to Second Amended and Restated Rights Agreement dated as of February 25, 2010 between Southwestern Energy Company and Computershare Trust Company, N.A., as Rights Agent.
99.1	Press Release dated February 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: February 25, 2010	By:	/s/ GREG D. KERLEY
	Name:	Greg D. Kerley
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1

Amended and Restated Bylaws of Southwestern Energy Company Effective as of February 24, 2010 (Incorporated by reference to Exhibit 3.2 to Registrant's Annual Report on Form 10-K (Commission File No. 1-08246) for the year ended December 31, 2009, filed on February 25, 2010).

4.1	First Amendment to Second Amended and Restated Rights Agreement dated as of February 25, 2010 between Southwestern Energy Company and Computershare Trust Company, N.A., as Rights Agent.
99.1	Press Release dated February 25, 2010.